UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2011 (October 28, 2011)

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 342-3400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 28, 2011, Peabody Energy Corporation (“Peabody”) entered into a term loan credit agreement among Peabody, as borrower, Bank of America, N.A., as administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Morgan Stanley Senior Funding, Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and RBS Securities Inc., as joint lead arrangers and joint book managers and the other lenders party thereto, providing unsecured term loan financing (the “Term Loan Facility”).

Upon the satisfaction of certain conditions customary for a facility of this type, the Term Loan Facility permits Peabody to borrow an aggregate principal amount of up to $1 billion and is available in multiple drawings for the six month period following the initial drawing. The proceeds will be used (i) to finance in part Peabody’s and ArcelorMittal S.A. (“ArcelorMittal”) previously announced takeover offer (the “Takeover Offer”) by PEAMCoal Pty Ltd, a company which is indirectly owned 60% by Peabody and 40% by ArcelorMittal (“PEAMCoal”) to acquire at least a majority ownership (the “Acquisition”) in Macarthur Coal Limited (“Macarthur”), (ii) to repay borrowings under the Existing Credit Agreement (as defined below), the proceeds of which are used solely to finance the Acquisition, (iii) to refinance borrowings or permanently reduce commitments under the bridge loan agreement, dated as of October 24, 2011, between Peabody, the lenders and the other parties thereto (the “Bridge Facility”), entered into to provide funding for the Acquisition and (iv) to pay fees and expenses related to the Acquisition, the Bridge Facility and the Term Loan Facility.

On October 25, 2011, Peabody and ArcelorMittal announced that ArcelorMittal had elected to sell its interest in PEAMCoal to Peabody in lieu of proceeding with the PEAMCoal joint venture. As a result, Peabody will own 100% of PEAMCoal and will become the owner of all the Macarthur shares tendered in the Takeover Offer to acquire Macarthur.

Upon entry into the Term Loan Facility, Peabody reduced the commitments under the Bridge Facility by the principal amount of the Term Loan Facility, thereby reducing the aggregate principal amount of commitments under the Bridge Facility to $1 billion.

The obligations under the Term Loan Facility are unsecured and are guaranteed by the direct and indirect domestic subsidiaries of Peabody that guarantee Peabody’s existing Credit Agreement, dated as of June 18, 2010, among Peabody and the lenders and others party thereto (the “Existing Credit Agreement”).

Borrowings under the Term Loan Facility bear interest, at Peabody’s option, at a rate equal to (i) LIBOR plus an applicable margin or (ii) a base rate (defined as the highest of (a) the Bank of America prime rate, (b) the Federal Funds rate plus 0.50% and (c) one month LIBOR plus 1.00%) plus an applicable margin. The applicable margin depends on the ratio of Peabody’s consolidated debt to its adjusted consolidated EBITDA, and may range from 1.75% to 3.00% per year for borrowings bearing interest at LIBOR and from 0.75% to 2.00% per year for borrowings bearing interest at the base rate. Under the Term Facility, Peabody also pays customary fees and expenses, including a commitment fee on the unused portion of the term loan commitments. The Term Loan Facility matures five years from the initial funding thereunder.

The Term Loan Facility is voluntarily prepayable from time to time without premium or penalty, subject to certain reimbursements of the lenders’ costs. The Term Loan Facility will be subject to quarterly amortization of 1.25% commencing six months after the initial funding thereunder, with the final payment of all amounts outstanding due five years from the date of such initial funding.

The Term Loan Facility contains covenants, including financial covenants, and events of default substantially the same as those set forth in the Existing Credit Agreement and contains customary representations and warranties. These covenants impose certain restrictions on Peabody and its restricted subsidiaries and provide for a minimum interest coverage ratio, a maximum leverage ratio and customary events of default, including a cross-default under Peabody’s agreements governing its other indebtedness. If an event of default under the Term Loan Facility occurs and is continuing, then-outstanding principal and accrued and unpaid interest, together with any other amounts owed thereunder, may be declared immediately due and payable.

The initial lenders under the Term Loan Facility, the Bridge Facility and the Existing Credit Agreement and certain of their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with Peabody or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The foregoing description of the Term Loan Facility does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated herein by reference as if fully set forth herein.

On November 2, 2011, Peabody borrowed $1 billion under the Term Loan Facility.

Forward-Looking Statements

This report and the exhibit hereto may contain certain statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Wherever possible, Peabody has identified these forward-looking statements by words such as “anticipates,” “believes,” “intends,” “estimates,” “expects,” “projects” and similar phrases. These forward-looking statements are based upon assumptions its management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause Peabody’s actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in its annual report on Form 10-K, its quarterly reports on Form 10-Q and other reports it files with the Securities and Exchange Commission from time to time.

Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Peabody’s control or are subject to change, actual results could be materially different and any or all of these forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions Peabody might make, or by known or unknown risks and uncertainties. Many factors mentioned in this document and the exhibits hereto and in Peabody’s annual and quarterly reports will be important in determining future results. Consequently, Peabody cannot assure you that its expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, Peabody undertakes no obligation to publicly update any of its forward-looking or other statements, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Credit Agreement, dated as of October 28, 2011, among Peabody Energy Corporation, as borrower, Bank of America, N.A., as administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Morgan Stanley Senior Funding, Inc., Citigroup Global Markets Inc., HSBC Bank (USA) N.A. and RBS Securities Inc., as joint lead arrangers and joint book managers, and the other lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

November 2, 2011	By:	/s/ Kenneth L. Wagner
	Name:	Kenneth L. Wagner
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Credit Agreement, dated as of October 28, 2011, among Peabody Energy Corporation, as borrower, Bank of America, N.A., as administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Morgan Stanley Senior Funding, Inc., Citigroup Global Markets Inc., HSBC Bank (USA) N.A. and RBS Securities Inc., as joint lead arrangers and joint book managers, and the other lenders party thereto